UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013 (May 16, 2013)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

On May 16, 2013, NewLink Genetics (NASDAQ:NLNK) announced that several clinical presentations on its two proprietary platform technologies have been selected for the upcoming 2013 Annual Meeting of the American Society of Clinical Oncology (ASCO).

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 16, 2013, NewLink Genetics (NASDAQ:NLNK) also announced that it has been selected for addition to the NASDAQ Biotechnology Index ® (Nasdaq: NBI), effective prior to the market open on Monday, May 20, 2013.

The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 16, 2013, entitled “NewLink Genetics to Present Data on Cancer Immunotherapy Programs at the ASCO 2013 Annual Meeting”
99.2	Press Release, dated May 16, 2013, entitled “NewLink Genetics to be added to NASDAQ Biotechnology Index”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 16, 2013

NewLink Genetics Corporation

By:	/s/ Gordon H. Link, Jr.
Gordon H. Link, Jr.
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated May 16, 2013, entitled “NewLink Genetics to Present Data on Cancer Immunotherapy Programs at the ASCO 2013 Annual Meeting”
99.2	Press Release, dated May 16, 2013, entitled “NewLink Genetics to be added to NASDAQ Biotechnology Index”